January 29, 2026 Fourth Quarter 2025 BWFG Investor Presentation

Forward Looking Statement Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “intend,” "target,” “outlook,” “project,” “guidance,” “forecast,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. 2 2

Fourth Quarter 2025 Highlights 3 1.80% PPNR1 Return on Average Assets; + 10 bp growth to LQ; 1.11% Return on Average Assets, or 1.29%1 on an operating basis Non-interest income growth of $0.9 million to LQ driven by $2.2 million gains realized on SBA Loan sales $122 million net loan growth on $240 million of funded originations, bringing annual loan growth to 5.0% Average low cost deposits2 increased $22 million to LQ; Total deposit cost of 3.15%, down 15 bp to LQ 3.40% reported Net Interest Margin, +6 bps LQ expansion on reduced deposit costs 0.49% NPAs / Total Assets ratio; NPA balance declined $1.9 million to LQ 1 A non-GAAP metric. See the Appendix and BWFG’s 4Q25 Earnings Release, “Non-GAAP Financial Measures” section for additional detail 2 Low cost deposits include non-interest bearing deposits as well as NOW accounts with deposit rates 50 basis points or less

Fourth Quarter Financial Summary

EPS

- Fully diluted EPS of $1.15, or $1.36[1] on an operating basis
- Reported earnings include $1.5 million one-time adjustment to the income tax provision associated with various states' tax filings and changes in estimated tax positions as it relates to the Company's expanded state-level footprint
- Operating performance driven by improving net interest margin and increased non-interest income

PPNR

- PPNR[1] of $14.9 million, or $1.89 per share, increased 7.2% LQ
- Net interest income of $26.9 million benefitted from 15 bps LQ deposit cost reduction
- Non-interest income rose 35% LQ driven by $2.2 million of SBA sales gains in the quarter

Loans

- Loan balances increased $122 million LQ, on ~$240 million funded originations, including $24 million SBA loans
- Provision for credit losses of $0.6 million, with $40 thousand of net recoveries

Deposits

- Deposit costs of 3.15% improved 15 bps LQ; December 2025 'exit' rate of 3.08%
- $22 million growth in average low cost deposits to LQ; $86 million from PYQ
- Reduced brokered deposits $50 million to LQ; $146 million reduction year-to-date
- Loan to deposit ratio remains stable at 99.6%

Capital

- Tangible book value of $37.84, up $1.00 versus LQ and up $3.75 versus PYQ
- Reported Return on average tangible common equity of 12.31%, or 14.32%[1] on an operating basis
- Consolidated CET1 ratio of 10.23%[2]; Bank Total Capital ratio of 12.94%[2]

Bankwell

[1] A non-GAAP metric. See the Appendix and BWFG's 4Q25 Earnings Release, "Non-GAAP Financial Measures" section for additional detail
[2] Estimates, pending FRY9C & FDIC call report filings.

4

Fourth Quarter 2025 Reported Results 5 Bankwell Financial Group, Inc. ($ in millions, except per share data) Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Q4 2023 Net Interest Income $26.9 $ 26.0 $ 23.9 $ 22.1 $ 20.2 $ 20.7 $ 21.2 $ 21.1 $ 22.2 Provision (Credit) for Credit Losses 0.6 0.4 (0.4) 0.5 4.5 6.3 8.2 3.7 (1.0) Total Noninterest Income 3.4 2.5 2.0 1.5 1.0 1.2 0.7 0.9 1.1 Total Revenue 30.3 28.5 25.9 23.6 21.2 21.9 21.9 22.1 23.4 Total Noninterest Expenses 15.5 14.6 14.5 14.1 12.6 12.9 12.2 13.3 12.9 Income before Taxes 14.2 13.5 11.8 9.0 4.1 2.7 1.5 5.1 11.5 Net Income 9.1 10.1 9.1 6.9 3.0 1.9 1.1 3.8 8.5 Diluted Earnings Per Share 1.15 1.27 1.15 0.87 0.37 0.24 0.14 0.48 1.09 Total Assets 3,359.9 3,244.0 3,236.6 3,183.9 3,268.6 3,161.1 3,141.7 3,155.3 3,215.5 Gross Loans Receivable (ex. HFS) 2,835.1 2,714.0 2,665.0 2,641.0 2,702.0 2,619.3 2,652.8 2,674.7 2,713.2 Allowance for Credit Losses on Loans & Leases (30.7) (30.0) (29.3) (29.5) (29.0) (27.8) (36.1) (28.0) (27.9) All Other Assets 555.4 559.9 600.9 572.4 595.5 569.5 525.0 508.6 530.2 Total Liabilities 3,058.4 2,951.2 2,953.3 2,908.7 2,998.0 2,893.2 2,874.7 2,887.2 2,949.7 Total Deposits 2,829.5 2,757.4 2,759.3 2,750.4 2,787.6 2,688.2 2,662.4 2,673.5 2,736.8 Borrowings 179.7 144.6 144.6 109.5 159.5 159.4 159.3 159.3 159.2 Other Liabilities 49.2 49.1 49.4 48.7 50.9 45.6 53.0 54.5 53.8 Total Shareholders’ Equity 301.5 292.8 283.3 275.2 270.5 267.9 267.0 268.0 265.8 Net Interest Margin 3.40% 3.34% 3.10% 2.81% 2.60% 2.72% 2.75% 2.71% 2.81% PPNR ROAA1 1.80% 1.70% 1.43% 1.18% 1.05% 1.13% 1.22% 1.10% 1.27% Effective Tax Rate 36%2 25% 23% 23% 27% 29% 24% 26% 26% Noninterest Expense to Average Assets 1.87% 1.80% 1.83% 1.76% 1.56% 1.62% 1.55% 1.66% 1.56% 1 A non-GAAP metric. See the Appendix and BWFG’s 4Q25 Earnings Release, “Non-GAAP Financial Measures” section for additional detail 2 Includes $1.5 million one-time adjustment to income tax provision, See the Appendix and BWFG’s 4Q25 Earnings Release, “Non-GAAP Financial Measures” section for additional detail

Maintaining Our Strong Balance Sheet 6 Unencumbered Securities Unencumbered Cash Borrowing Capacity1 1 Bank lines, including FHLB & FRB 2 Estimates, pending FRY9C & FDIC call report filings • $1,996 million total insured deposits includes: ‒ $1,918 million FDIC-insured deposits ‒ $79 million deposits secured by FHLB LOCs (municipal deposits) • 11.6% Primary Liquidity on balance sheet • Stable insured deposit base • 8.90% TCE ratio • Additional 4Q25 ratios: ‒ 344% CRE Concentration Ratio ‒ 49% Construction Concentration Ratio • Approximately 205,000 shares remaining available for repurchase under current plan Abundant Excess Liquidity Building Excess Capital Minimum + buffer Well Above Capital Minimums 2 Dollars in millions $1,232 $226 $164 $1,622 $833 Liquidity Uninsured Deposits 1.9X Liquidity Coverage 11.87% 12.94% 10.55%10.23% 13.70% 9.10% CET1 / RWA TRBC / RWA Leverage Bank Consolidated

Strong Loan Originations 7 • 2025 funded originations exceed the prior two years’ total originations • December 31, 2025 ending loan balance of $2,840 up $134 million from year-end 2024, representing 5% growth • Payoffs in the fourth quarter were ~$46 million lower than the prior quarter 4Q 1Q-3Q Payoffs $240 $308 $603 Dollars in millions $222 $176 $518$69 $152 $240 $291 $328 $758 2023 2024 2025 New Originations Funding

$2,329 $2,360 $2,266 $2,237 $2,318 $413 $434 $458 $477 $499 $2,742 $2,793 $2,724 $2,714 $2,817 0.02 0.025 0.03 0.035 0.04 0.045 0.05 0.055 $200 $700 $1,200 $1,700 $2,200 $2,700 4Q24 1Q25 2Q25 3Q25 4Q25 Quarterly Averages Interest Bearing Deposits Low Cost Deposits • Average low cost deposits grew 5% sequentially and achieved 21% growth compared to the same quarter last year • Since 4Q24, Bankwell has retired $146 million in brokered deposits and lowered deposit costs by 57 basis points Favorable Deposit Trends Dollars in millions 8 Low cost deposits include non-interest bearing deposits as well as NOW accounts with deposit rates 50 basis points or less

Deposit Pricing Performance Recent Deposit Betas NIM Total Deposit Cost IB Deposit Cost Funding Cost & NIM Trends 4.21% 4.08% 3.90% 3.84% 3.68%3.72% 3.60% 3.40% 3.30% 3.15% 2.60% 2.81% 3.10% 3.34% 3.40% -0.05% 0.45% 0.95% 1.45% 1.95% 2.45% 2.95% 3.45% 4Q24 1Q25 2Q25 3Q25 4Q25 9 73% 45% 65% 48% Rising Rate 4Q21-3Q24 Falling Rate 3Q24-4Q25 Interest Bearing Deposits Total Deposits • 4Q25 Total Deposit cost of 3.15% down 15 basis points from prior quarter’s 3.30% • The decrease in deposit costs was driven primarily by a 69 basis point favorable repricing of $1.2 billion in time deposits throughout 2025 • Bankwell’s actions in response to the Fed’s 75 basis points of rate cuts since September included: ‒ 25 basis point reduction to standard rates on non-maturity products (~$330 million) ‒ 50 basis point reduction to offered time deposit rates ‒ 75 basis point reduction on ~$250 million indexed to Fed Funds ‒ 20 basis point average reduction on ‘relationship’ pricing (~$350 million) • December 2025 deposit ‘exit rate’ of 3.08%

Balance Sheet Repricing 10 Maturity Quarter Balance Maturity Rates Current Rates V 1Q26 $351 4.19% 3.78% -0.41% 2Q26 $400 4.11% 3.77% -0.34% 3Q26 $228 4.16% 3.78% -0.38% 4Q26 $221 3.91% 3.79% -0.12% Total $1,200 4.11% 3.79% -0.32% Dollars in millions Time Deposit Maturities Deposits • In 2025, repriced ~$1.2 billion of time deposits 69 basis points lower; annualized benefit of ~$8.2 million • $1.2 billion time deposits maturing in the next 12 months; current pricing indicates ~32 basis point favorability; annualized benefit of ~$3.8 million, or ~12 basis points of NIM • $1.1 billion interest bearing non-maturity deposits Loans • In 2025, new loan rates average 7.29%1 on ~$0.8 billion funded, replacing ~$0.7 billion runoff at average rate of ~6.50% • $1.1 billion floating rate loans; additional $0.2 billion to reprice in the next 12 months • ~$0.5 billion fixed-rate loans maturing at an average rate of ~6.10% in the next 12 months Loan Repricing Time Horizon 1 New loan rates are the ‘spot’ values as of December 31st, 2025 Fixed 55% ≤ 3 Months 39% 3 - 12 months 2%> 12 Months 5%

$1,046 $1,224 $1,228 $1,175 $1,129 $310 $697 $720 $724 $802$351 $522 $501 $516 $647 $98 $155 $183 $174 $154 $89 $77 $87 $118 $108 $1,895 $2,675 $2,719 $2,706 454% 425% 397% 375% 344% 300% 320% 340% 360% 380% 400% 420% 440% 460% 480% - 500 1,000 1,500 2,000 2,500 4Q21 4Q22 4Q23 4Q24 4Q25 Loan Balances CRE Investor CRE Owner Occupied C&I Construction Residential / Other CRE Concentration 11 Expanding Loan Diversity $2,840 Dollars in millions

$29.0 $29.5 $29.3 $30.0 $30.7 1.07% 1.11% 1.10% 1.10% 1.08% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $10 $15 $20 $25 $30 4Q24 1Q25 2Q25 3Q25 4Q25 Allowance for Credit Losses (ACL) Allowance for credit losses ACL / Loans Dollars in millions $3.0 $0.1 ($0.1) ($0.3) ($0.0) 4Q24 1Q25 2Q25 3Q25 4Q25 Net Charge Offs (Recoveries) 4Q24 1Q25 2Q25 3Q25 4Q25 Risk Rating Balance % Balance % Balance % Balance % Balance % 1-5 “Pass” $2,557 94.5% $2,453 92.8% $2,523 94.5% $2,609 96.0% $2,711 95.5% 6 “Special Mention” $93 3.4% $163 6.2% $120 4.5% $90 3.3% $801 2.8% 7 “Substandard” $54 2.0% $27 1.0% $26 1.0% $19 0.7% $482 1.7% 8 “Doubtful” $1 0.1% $1 0.1% $0 0.0% $0 0.0% $0 0.0% Total Gross Loans $2,706 $2,645 $2,669 $2,718 $2,840 Non-performing Loans $53.3 $26.4 $23.9 $17.0 $16.3 % of Total Loans 1.97% 1.00% 0.89% 0.62% 0.57% Non-performing Assets $61.6 $26.4 $25.2 $18.2 $16.3 % of Total Assets 1.88% 0.83% 0.78% 0.56% 0.49% 1 100% of Risk Rated 6 loans are current on payments, 99.3% are guaranteed by ultra-high net worth sponsors. 2 $32.2 million Risk Rated 7 loans are performing loans. 12 Credit Trends

Efficiency Gains Supported by Diversified Revenue Streams 13 56.4% 59.9% 56.1% 51.4% 50.8% 4.6% 6.4% 7.8% 8.8% 11.4% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 4Q24 1Q25 2Q25 3Q25 4Q25 Quarterly Trends Efficiency ratio Noninterest Income / Total Revenue • Revenue growth outpacing expense trends, generating positive operating leverage • Growth in noninterest income contributing to favorable efficiency ratio trend in 2025

Questions? 14

Appendix 15

Loan Portfolio Composition 16 Dollars in millions Total Loan Portfolio = $2,840 million • Favorable long-term trends in Investor CRE:Residential 1.2% C&I 22.8% CRE Owner Occupied 28.2% CRE Investor 39.8% Commercial Const. 5.4% Other 2.6% 55.2% 45.8% 45.2% 43.4% 39.8% 34.9% 45.5% 44.9% 45.8% 51.0% 4Q21 4Q22 4Q23 4Q24 4Q25 CRE Investor CRE O/O + C&I

5.45% Pre 2021 4.86% 2021 6.30% 2022 7.24% 2023 7.06% 2024 7.30% 2025 Favorable Loan Yield Growth Loan portfolio yields increased 211 bps since 2021 1 December 2025 Yield2 by Vintage 1 Weighted average yield based on active loans as of each date, an “exit" rate 2 Weighted average yield based on active loans as of 12-31-2025, an “exit" rate 81% of balances are 2021-2025 vintages Year Maturity Rate Reset Total Weighted Yield % Total Loans 2026 $544 $55 $600 5.93% 21% 2027 $333 $33 $366 5.22% 13% 2028 $168 $25 $192 6.33% 7% 2029+ $509 $66 $575 5.80% 20% Total $1,554 $179 $1,733 5.78% Loan Maturities & Contractual Repricing Excluding floating rate loans Dollars in millions 17 $1,895 $2,675 $2,719 $2,706 $2,840 4.30% 5.56% 5.99% 6.09% 6.41% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4Q21 4Q22 4Q23 4Q24 4Q25 Loan Balance Portfolio Loan Yield

Total CRE Portfolio = $1,931 million • 59% Non-Owner Occupied • 63% weighted average LTV2 • 73% of loan balances have recourse Loans Maturing or Repricing in 2026 – 2027: Property Type Investor Owner Occupied Total Residential Care $30 $191 $221 Retail $129 $4 $132 Office $94 $13 $108 Multifamily $86 -- $86 All Other $227 $28 $255 Total $567 $235 $802 Excluding floating rate loans 1 Includes Owner Occupied CRE, does not include Construction 2 LTVs based on original LTV values, at origination 18 Residential Care 41% Retail 15% MultiFamily 14% Office 8% Industrial Warehouse 7% Mixed Use 6% Medical Office 4% Other 3% Special Use 2% By Property Type CT 24% NY 23% NJ 4% FL 15% TX 6% OH 6% PA 5% All Oth 17% By Geography CRE Loan Portfolio1 Dollars in millions

Select CRE Sectors1 1Includes Owner Occupied CRE CRE Office : $163 million exposure 6% of total loan portfolio Geography • 44 loans with $3.7 million average balance • 63% located in Bankwell’s primary market • Out of primary market loans are generally either GSA-leased, credit tenants, or owner-occupied • Loans maturing or have a rate reset as follows: Year Balance Count 2026 $87 15 2027 $27 11 2028 $1 2 2029+ $47 16 Total $163 44 Dollars in millions CRE Multifamily : $268 million exposure 9% of total loan portfolio • 91 loans with $2.9 million average balance • 19% in New York City, remaining 81% in surrounding “Tri-State” & PA • $16 million has either rent control or rent stabilized units (0.6% of total loan portfolio); $9 million guaranteed by sponsor with $1+ billion net worth and $0.5+ billion liquidity Geography NYC Multifamily Balance Loan Count % Brooklyn $39.0 5 78.3% Manhattan $5.9 2 11.9% Queens $4.9 1 9.8% Total $49.8 8 100% 19 CT - Fairfield County $50.8 CT - New Haven County $94.7 CT - All Other $21.7 NY - NYC $49.8 NY - Rockland County $22.4 PA $21.3 NJ $7.0 CT - Fairfield County $52.1 CT - All Other $3.4 NY - Westchester County $10.0 NY - NYC $8.4 NJ $28.9 TX $28.1 MS $17.5 GA $12.5 FL $2.2

1 Does not Include Owner Occupied CRE C&I Loan Portfolio1 20 By Industry Type • 100% of C&I portfolio has recourse • 96% of Healthcare loans have recourse − Primarily consists of working capital lines secured by government accounts receivable • Insurance lending primarily to brokers of home and auto insurance Total C&I Portfolio = $645 million Health Care & Social Assistance 37% Insurance (Primarily Brokers) 20% Finance 15% Real Estate and Rental/Leasing 10% Other 8% Admin & Support, Waste Mgmt, Remediation Svcs 4% Retail Trade 2% Manufacturing 2% Arts, Entertainment & Recreation 2%

Healthcare Portfolio Composition CRE Skilled Nursing Facility By State 1 Includes Physicians and Social/Family Services 21 Combined Healthcare Dollars in millions FL 32% OH 14%NY 11% TX 9% AL 5% PA 4% NC 4% VA 3% All Other 19% $1,001 million combined Healthcare portfolio • Consists primarily of skilled nursing facilities located across the US • Healthcare lending team has more than 15 years of industry experience • High touch service model attracts desirable ultra-high net worth Healthcare borrowers • 100% of Skilled Nursing Lending has recourse • Focused on originating Healthcare loans in the most desirable states with: – Higher average occupancy – Low denial of payment rates for Medicaid – Strong senior demographic trends – Certificate of need programs Skilled Nursing Facilities 80% Assisted Living 8% Recovery 6% Other 6% 1

$1,774 $1,785 $2,083 $2,271 $1,027 $952 $705 $559 $2,801 $2,737 $2,788 $2,829 - $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q22 4Q23 4Q24 4Q25 Non-Brokered Brokered Reduced Reliance on Brokered Deposits Reduced Reliance on Brokered Deposits Dollars in millions Brokered deposit balances decreased $146 million in 2025 $468 million reduction from peak 22

Reconciliation of non-GAAP Metrics As of Computation of Fully Diluted Tangible Book Value per Common Share December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Total shareholders' equity $ 301,489 $ 292,791 $ 283,290 $ 275,214 $ 270,520 Less: Preferred stock -- -- -- -- -- Common shareholders' equity $ 301,489 $ 292,791 $ 283,290 $ 275,214 $ 270,520 Less: Goodwill 2,589 2,589 2,589 2,589 2,589 Other intangibles -- -- -- -- -- Tangible common shareholders' equity $ 298,900 $ 290,202 $ 280,701 $ 272,625 $ 267,931 Common shares issued and outstanding 7,899,943 7,877,443 7,873,387 7,888,013 7,859,873 Fully Diluted Tangible Book Value per Common Share $ 37.84 $ 36.84 $ 35.65 $ 34.56 $ 34.09 Dollars in thousands 23 As of Computation of Tangible Common Equity to Tangible Assets December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Total Equity $ 301,489 $ 292,791 $ 283,290 $ 275,214 $ 270,520 Less: Goodwill 2,589 2,589 2,589 2,589 2,589 Other intangibles -- -- -- -- -- Tangible Common Equity $ 298,900 $ 290,202 $ 280,701 $ 272,625 $ 267,931 Total Assets $ 3,359,859 $ 3,243,963 $ 3,236,593 $ 3,183,893 $ 3,268,476 Less: Goodwill 2,589 2,589 2,589 2,589 2,589 Other intangibles -- -- -- -- -- Tangible Assets $ 3,357,270 $ 3,241,374 $ 3,234,004 $ 3,181,304 $ 3,265,887 Tangible Common Equity to Tangible Assets 8.90% 8.95% 8.68% 8.57% 8.20%

Reconciliation of non-GAAP Metrics For the Quarter Ended Pre Provision Net Revenue (PPNR) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Net interest income $ 26,946 $ 25,987 $ 23,936 $ 22,066 $ 20,199 Total noninterest income 3,376 2,495 2,012 1,505 964 Total revenues 30,322 28,482 25,948 23,571 21,163 Less Total noninterest expense 15,470 14,631 14,546 14,141 12,644 PPNR $ 14,852 $ 13,851 $ 11,402 $ 9,430 $ 8,519 Dollars in thousands For the Quarter Ended Computation of Operating Basis Diluted EPS, Operating Basis Return on Average Assets, Operating Basis Return on Average Equity December 31, 2025 Net Income $ 9,144 Income tax expenses related to a Return-to-provision true-up 855 Updates to the reserve for uncertain tax positions methodology change and state-level presence 692 Operating Net Income $ 10,691 Weighted Average Common Shares Outstanding: Diluted 7,858,047 Operating Diluted EPS $ 1.36 Average Assets $ 3,277,608 Operating Basis Return on Average Assets 1.29 % Adjusted Average Tangible Equity $ 296,140 Operating Basis Return on Average Equity 14.32% 24

Bankwell Financial Group (Nasdaq: BWFG) 25 $3.4B Total Assets $2.8B Loans $0.30B Equity $2.8B Deposits 54.1% Total Year Efficiency Ratio ~170 Employees 8.90% TCE Ratio 10.23% Consolidated CET1 Ratio C&I & CREOO 51% CRE Inv 40% All Other 9% Loans Core 69% Time > $250k 9% Brokered 22% Deposits 1 1 Estimate, pending FRY9C filing.